Exhibit 99.1

QUANTUM LEAP ACQUISITION CORP

INDEX TO FINANCIAL STATEMENT

Page
Audited Financial Statement of Quantum Leap Acquisition Corp:
Report of Independent Registered Public Accounting Firm (PCAOB ID# 3686)	F-2
Balance Sheet as of June 22, 2026	F-3

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Quantum Leap Acquisition Corp

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Quantum Leap Acquisition Corp (the Company) as of June 22, 2026, and the related notes to the financial statement (collectively referred to as the financial statement). In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Company as of June 22, 2026 in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has limited cash and will continue to incur significant costs in pursuit of an acquisition, that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a Public Accounting Firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2025.

/s/ Adeptus Partners, LLC

PCAOB: 3686

Ocean, New Jersey

July 7, 2026

QUANTUM LEAP ACQUISITION CORP
BALANCE SHEET

June 22, 2026
ASSETS
Cash	$1,117,818
Prepaid expenses	231,027
Due from Sponsor	389,360
Total Current Assets	1,738,205

Investments held in trust account	233,146,313
Total Assets	$234,884,518

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accrued expenses	$147,791
Accrued offering costs	77,804
Total Current Liabilities	225,595

Deferred underwriting fee	575,000
Total Liabilities	800,595

Commitments and contingencies (Note 6)
Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10.14 per share	233,146,313

Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 654,500 issued and outstanding	65
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,325,000 shares issued and outstanding(1)	633
Additional paid-in capital	511,859
Retained earnings	425,053
Total Shareholders’ Equity	937,610
Total Liabilities and Shareholders’ Equity	$234,884,518

(1)	Includes an aggregate of up to 825,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 5). As of June 22, 2026, the underwriter fully exercised the over-allotment option, therefore no Class B ordinary shares were forfeited or subject to forfeiture.

The accompanying notes are an integral part of this financial statement.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS AND GOING CONCERN

Quantum Leap Acquisition Corp (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on December 5, 2025. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, however, it intends to focus its search on high potential businesses based in the United States. The Company is an early-stage and emerging growth company; and, as such, the Company is subject to all of the risks associated with early-stage and emerging growth companies.

As of June 22, 2026, the Company had not commenced any operations. All activity for the period from December 5, 2025 (inception) through June 22, 2026, relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of an initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

On May 4, 2026, the Company consummated its Initial Public Offering of 20,000,000 units (the “Units” and, with respect to the Class A ordinary shares (as defined below) included in the Units offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds to the Company of $200,000,000 (the “Public Proceeds”).

Simultaneously with the closing of the Initial Public Offering, the Company completed the private sale of 594,500 private placement units (the “Private Placement Units”) at $10.00 per Private Placement Unit, to Paddington Partners 88 LLC (the “Sponsor”) for an aggregate purchase price of $5,945,000.

On May 8, 2026, the underwriter notified the Company of their partial exercise of the over-allotment option to purchase an additional 917,392 Units at a price of $10.00 per Unit. The closing of the over-allotment option occurred on May 12, 2026, generating gross proceeds of $9,334,460, inclusive of $160,540 in proceeds from the sale of 16,054 Private Placement Units to the Sponsor. The net proceeds were transferred into the Company’s trust account as of May 12, 2026.

On June 22, 2026, the underwriter notified the Company of their full exercise of the remaining over-allotment option to purchase an additional 2,082,608 Units at a price of $10.00 per Unit. The closing of the over-allotment option occurred on June 22, 2026, generating gross proceeds of $21,265,540, inclusive of $439,460 in proceeds from the sale of 43,946 Private Placement Units to the Sponsor. The net proceeds were transferred into the Company’s trust account as of June 22, 2026.

Transaction costs amounted to $2,911,130, consisting of $1,725,000 cash underwriting fee, $575,000 deferred underwriter fee and $611,130 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting commissions and Permitted Withdrawals on the interest income earned on the funds held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Initial Public Offering, management has agreed that $10.10 per Unit sold in the Initial Public Offering, including proceeds of the sale of the Private Placement Units, will be held in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest then in the Trust Account), net of taxes payable for the Company’s franchise and income taxes or funds for working capital requirements (“Permitted Withdrawals”). There will be no redemption rights upon the completion of a Business Combination with respect to the Private Placement Units. The Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS AND GOING CONCERN (cont.)

If the Company seeks shareholder approval of the Business Combination, the Company will proceed with a Business Combination only if the Company receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires a resolution be passed by a majority of the holders of the Class A ordinary shares, par value $0.0001 (the “Class A ordinary shares”) and the Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”) as, being entitled to do so, vote in person or by proxy at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required under applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Articles”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against an initial Business Combination and waive its redemption rights with respect to any such shares in connection with a shareholder vote to approve a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares without voting and, if they do vote, irrespective of whether they vote for or against the initial Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, the Articles provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholder’s rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment.

If the Company has not completed a Business Combination within 18 months from the closing of the Initial Public Offering (or up to 36 months from the closing of this offering if we extend the period of time to consummate a business combination by the full amount of time, as described in more detail in this prospectus) (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to pay the Permitted Withdrawals, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS AND GOING CONCERN (cont.)

The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has it independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Company’s initial Business Combination and redemptions could be reduced to less than $10.10 per Public Share. In such event, the Company may not be able to complete its initial Business Combination, and the Public Shareholders would receive such lesser amount per share in connection with any redemption of their Public Shares. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Going Concern Considerations

As of June 22, 2026, the Company had cash of $1,117,818 and working capital of $1,512,610.

Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement held outside of the Trust Account. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to provide the Company Working Capital Loans (as defined in Note 5).

Based on the foregoing, management expects the Company to incur significant expenses as a result of identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination. As a result, management has determined that the current liquidity condition of the Company raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statement does not include any adjustments that might result from the outcome of these uncertainties. As such, the accompanying financial statement has been prepared assuming the Company will continue as a going concern and does not include any adjustments that might result should the Company be required to liquidate.

Risks and Uncertainties

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Specifically, the rising conflict between Russia and Ukraine, and the rising conflicts in the Middle East, and resulting market volatility could adversely affect the Company’s ability to complete a business combination. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Company’s ability to complete a Business Combination and the value of the Company’s securities. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of this financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 22, 2026.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation (“FDIC) limit and investment held in the trust with a financial institution, which, at times, may exceed the Securities Investor Protection Corporation (“SIPC”) limit. As of June 22, 2026, the investment held in the trust in excess of the SIPC limit was $232,896,313. As of June 22, 2026, the cash in excess of the FDIC limit was $867,818. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Deferred Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering” and Topic 5T — “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s).”

Deferred offering costs consist of costs incurred in connection with preparation for the Initial Public Offering, which include professional and registration fees incurred. Deferred offering costs, together with the underwriting discounts and commissions, were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. As of June 22, 2026, the Company did not have any deferred offering costs.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 22, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature. See Note 10.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid to transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The cash in trust is comprised of U.S. treasury bills which is considered a level 1 investment.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Warrant Instruments

The Company accounts for the Public Warrants issued in connection with the Initial Public Offering and the private placement warrants included in the Private Placement Units in accordance with the guidance contained in FASB ASC 815, “Derivatives and Hedging.” Under ASC 815-40, the Public Warrants (as defined below) and the private placement warrants meet the criteria for equity treatment and as such are recorded in shareholders’ equity. If the Public Warrants and private placement warrants no longer meet the criteria for equity treatment, they will be recorded as a liability.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Class A Ordinary Shares Subject to Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies public shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of June 22, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

The Class A ordinary shares subject to redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$230,000,000
Less: Proceeds allocated to public warrants	(3,219,858)
Less: Proceeds allocated to public warrants – over-allotment	(150,151)
Less: Proceeds allocated to public warrants – over-allotment remainder	(563,997)
Less: Class A ordinary share issuance costs	(2,862,430)
Add: Remeasurement of carrying value to redemption value	9,942,749
Class A ordinary shares subject to possible redemption – June 22, 2026	$233,146,313

Related Parties

Related parties, which can be a corporation or individual, are considered to be related if either the Company or the other party have the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or significant influence.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 20,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per full share, subject to adjustment. As of May 4, 2026, the Company recorded a fair value of the 20,000,000 Public Warrants of $3,219,858 within shareholders’ equity on the Company’s balance sheet (see Note 10).

Pursuant to the partial exercise of the underwriter’s over-allotment, the Company sold 917,392 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per full share, subject to adjustment. As of May 12, 2026, the Company recorded a fair value of the 917,392 Public Warrants of $150,151 within shareholders’ equity on the Company’s balance sheet (see Note 10).

Pursuant to the partial exercise of the underwriter’s over-allotment, the Company sold 2,082,608 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per full share, subject to adjustment. As of June 22, 2026, the Company recorded a fair value of the 2,082,608 Public Warrants of $563,997 within shareholders’ equity on the Company’s balance sheet (see Note 10).

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company in a private placement sold 594,500 Units at a price of $10.00 per Private Placement Unit (the “Private Placement”) to the Sponsor, a related party. Each Private Placement Unit consists of one Class A ordinary share and one warrant. The Private Placement Units are identical to the Public Units, subject to certain limited exceptions. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete its initial business combination within the applicable time period, the proceeds of the sale of the private placement units held in the trust account will be used to fund the redemption of the public shares, and the private placement units (and the securities comprising such units) may expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable or salable by the Sponsor or its permitted transferees until 180 days after the completion of the initial business combination. With certain limited exceptions, the private placement units (including the securities comprising such units), are not be transferable, assignable or salable by the Sponsor or its permitted transferees until 30 days after the completion of the initial business combination. As of May 4, 2026, the Company recorded a fair value of the 594,500 Private Placement Warrants of $95,710 within shareholders’ equity on the Company’s balance sheet (see Note 10).

Simultaneously with the closing of the partial exercise of the underwriter’s over-allotment, the Company in a private placement sold 16,054 Units at a price of $10.00 per Private Placement Unit (the “Private Placement”) to the Sponsor, a related party. Each Private Placement Unit consists of one Class A ordinary share and one warrant. The Private Placement Units are identical to the Public Units, subject to certain limited exceptions. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete its initial business combination within the applicable time period, the proceeds of the sale of the private placement units held in the trust account will be used to fund the redemption of the public shares, and the private placement units (and the securities comprising such units) may expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable or salable by the Sponsor or its permitted transferees until 30 days after the completion of the initial business combination. As of May 12, 2026, the Company recorded a fair value of the 16,054 Private Placement Warrants of $2,628 within shareholders’ equity on the Company’s balance sheet (see Note 10).

Simultaneously with the closing of the remaining exercise of the underwriter’s over-allotment, the Company in a private placement sold 43,946 Units at a price of $10.00 per Private Placement Unit (the “Private Placement”) to the Sponsor, a related party. Each Private Placement Unit consists of one Class A ordinary share and one warrant. The Private Placement Units are identical to the Public Units, subject to certain limited exceptions. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete its initial business combination within the applicable time period, the proceeds of the sale of the private placement units held in the trust account will be used to fund the redemption of the public shares, and the private placement units (and the securities comprising such units) may expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable or salable by the Sponsor or its permitted transferees until 30 days after the completion of the initial business combination. As of June 22, 2026, the Company recorded a fair value of the 43,946 Private Placement Warrants of $11,901 within shareholders’ equity on the Company’s balance sheet (see Note 10). As of June 22, 2026, of these monies, $389,360 has not been received from the Sponsor and these monies make up the Due from Sponsor on the balance sheet.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 5 — RELATED PARTIES

Founder Shares

On December 15, 2025, the Sponsor received 6,325,000 of the Company’s Class B ordinary shares (the “Founder Shares”) for $25,000. As of December 31, 2025, the amount had not yet been paid by the Sponsor and it was recorded as a Subscription Receivable on the balance sheet. As of June 22, 2026, these monies have been collected and there is no amount owed.

Up to 825,000 Founder Shares held by the Sponsor are subject to forfeiture by the holders thereof depending on the extent to which the underwriter’s over-allotment option is exercised, so that the number of Founder Shares will collectively represent 25% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering. The underwriter fully exercised the over-allotment option on June 22, 2026, therefore no Class B ordinary shares were forfeited or subject to forfeiture.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon exercise thereof until the earlier to occur of: (i) 180 days after the completion of our initial Business Combination or (ii) the date following the completion of our initial Business Combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after our initial business combination, the founder shares will be released from the lockup.

General and Administrative Services

The Company entered into an agreement, commencing on the effective date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay the Sponsor or an affiliate thereof a monthly fee of $20,000 for office space, utilities and secretarial and administrative support. As of June 22, 2026, the Company has incurred $40,000 related to administrative support. As of June 22, 2026, the $40,000 is outstanding and included in accrued expenses on the balance sheet.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 5 — RELATED PARTIES (cont.)

Promissory Note – Related Party

The Sponsor has agreed to loan the Company up to $300,000 under an unsecured promissory note to be used for a portion of the Initial Public Offering expenses. These loans are non-interest bearing, unsecured and are due upon the earlier of December 15, 2026, the closing of the Initial Public Offering, or an earlier event of default. The outstanding balance on the promissory note of $452,246 was settled in full at the closing of the Initial Public Offering and is no longer available to the Company as of June 22, 2026.

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, the notes may be converted upon completion of a Business Combination into units at a price of $10.00 per unit. The units would be identical to the private placement units sold in the private placement. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of June 22, 2026, no Working Capital Loan agreement had been entered into and no amounts were outstanding.

Due from Sponsor

In connection with the underwriter’s exercise of the remainder of the over-allotment option on June 22, 2026, the Company paid certain amounts to settle the obligation of the Sponsor’s contribution to the Trust Account in connection with the over-allotment and the private placement sale. Accordingly, the Company recorded a Due from Sponsor on June 22, 2026, for the outstanding amount of $389,360.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A ordinary shares). The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriter a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriter received a fixed cash underwriting discount of $1,500,000 paid upon the closing of the Initial Public Offering, $68,804 upon the closing of the partial exercise of the underwriter’s over-allotment on May 12, 2026, and $156,196 upon the closing of the remainder of the underwriter’s over-allotment option on June 22, 2026.

The underwriter will be entitled to a fee of up to $575,000 in the aggregate based on the amount of funds remaining in the trust account after redemptions of public shares, for deferred commissions payable upon completion of the Business Combination.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 7 — SHAREHOLDERS’ EQUITY

Preference Shares – The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. As of June 22, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of June 22, 2026, there were 654,500 Class A ordinary shares issued or outstanding, excluding 23,000,000 shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. As of June 22, 2026, there were 6,325,000 Class B ordinary shares issued and outstanding, up to 825,000 of which are subject to forfeiture by the Sponsor depending on the extent to which the underwriter’s over-allotment option is exercised. The underwriter fully exercised their over-allotment option on June 22, 2026. As such, no Class B ordinary shares were forfeited or subject to forfeiture.

Only holders of the Class B ordinary shares will have the right to vote on the appointment of directors prior to the Business Combination. Holders of ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as otherwise required by law. In connection with the Company’s initial Business Combination, it may enter into a shareholders agreement or other arrangements with the shareholders of the target or other investors to provide for voting or other corporate governance arrangements that differ from those in effect upon completion of this offering.

The Founder Shares are designated as Class B ordinary shares and will automatically convert at a ratio of one-for-one into Class A ordinary shares (which such Class A ordinary shares delivered upon conversion will not have redemption rights or be entitled to liquidating distributions from the Trust Account if the Company does not consummate an initial Business Combination) at the time of the Company’s initial Business Combination.

NOTE 8 — WARRANTS

There were 23,654,500 warrants outstanding as of June 22, 2026. Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 8 — WARRANTS (cont.)

The Company is not be obligated to deliver any Class A ordinary share pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Class A ordinary shares is available, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable for cash or on a cashless basis, and the Company is not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of residence of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, the Company will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement of which this prospectus forms a part or a new registration statement and have an effective registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective within 60 business days after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Redemption of Warrants When the Price per Class A ordinary share Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant;

●	upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period to each warrant holder; and

●	if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganization, recapitalizations and the like) for any 10 trading days within a 20-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to warrant holders.

If and when the warrants become redeemable, the Company may not exercise its redemption right if the issuance of ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification. The Company will use its best efforts to register or qualify such ordinary shares under the blue sky laws of the state of residence in those states in which the warrants were offered in the Initial Public Offering.

If the Company calls the warrants for redemption as described in this paragraph, it will have the option to require any holder that wishes to exercise their warrant following the notice of redemption to do so on a cashless basis. In the case of such a cashless exercise, each holder would pay the exercise price by surrendering the Public Warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” less the exercise price of the warrants by (y) the fair market value. The “fair market value” as used in the preceding sentence shall mean the reporting closing price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of the warrants, as applicable.

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like), as well as the $11.50 warrant exercise price after the redemption notice is issued.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 8 — WARRANTS (cont.)

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial business combination at a Newly Issued Price of less than $9.20 per Class A ordinary share, (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds (including from such issuances and this offering), and interest thereon, available for the funding of the initial business combination on the date of the consummation of the initial business combination (net of redemptions), and (z) the Market Value of our Class A ordinary shares is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Private Placement Units are identical to the Public Units except that, so long as they are held by the Sponsor or its permitted transferees, the Private Placement Units (and the securities comprising such units) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial business combination, and (ii) are entitled to registration rights.

NOTE 9 — SEGMENT INFORMATION

ASC Topic 280, Segment Reporting, establishes standards for companies to report, in their financial statement, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reporting segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets.

Formation and operating expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a business combination or similar transaction within the business combination period. The CODM also formation and operating expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. Formation and operating expenses, as reported on the statement of operations, are the significant segment expenses provided to the CODM on a regular basis.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 9 — SEGMENT INFORMATION (cont.)

June 22, 2026
ASSETS
Cash	$1,117,818
Prepaid expenses	231,027
Due from Sponsor	389,360
Total Current Assets	1,738,205

Investments held in trust account	233,146,313
Total Assets	$234,884,518

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accrued expenses	$147,791
Accrued offering costs	77,804
Total Current Liabilities	225,595

Deferred underwriting fee	575,000
Total Liabilities	800,595

Commitments and contingencies (Note 6)
Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10.14 per share	233,146,313

Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 654,500 issued and outstanding	65
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,325,000 shares issued and outstanding(1)	633
Additional paid-in capital	511,859
Retained earnings	425,053
Total Shareholders’ Equity	937,610
Total Liabilities and Shareholders’ Equity	$234,884,518

(1)	Includes an aggregate of up to 825,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 5). As of June 22, 2026, the underwriter fully exercised the over-allotment option, therefore no Class B ordinary shares were forfeited or subject to forfeiture.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 10 — FAIR VALUE MEASUREMENTS

Public and Private Placement Warrants

The fair value of the 20,000,000 Public and 594,500 Private Placement Warrants issued upon closing of the Initial Public Offering on May 4, 2026 is $3,219,858 and $95,710, respectively.

The fair value of the 917,392 Public and 16,054 Private Placement Warrants issued upon closing of the partial exercise of the underwriter’s over-allotment on May 12, 2026 is $150,151 and $2,628, respectively.

The fair value of the 2,082,608 Public and 43,946 Private Placement Warrants issued upon closing of the remaining exercise of the underwriter’s over-allotment on June 22, 2026 is $563,997 and $11,901, respectively.

The Public and Private Placement Warrants are measured under Level 3 in the fair value hierarchy. The fair value of the Public and Private Warrants was determined using Black-Scholes Model.

The Public and Private Warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance.

The market assumptions used to determine fair value for the Public and Private Warrants as follows:

As of May 4, 2026
Term	5 years
Dividends	$0.00
Risk Free Rate	4.08%
Stock price	$10.10
Probability of an Initial Business Combination	19.30%
Volatility	4.43%

As of May 12, 2026
Term	5 years
Dividends	$0.00
Risk Free Rate	4.12%
Stock price	$10.10
Probability of an Initial Business Combination	19.30%
Volatility	4.43%

As of June 22, 2026
Term	5 years
Dividends	$0.00
Risk Free Rate	4.29%
Stock price	$10.10
Probability of an Initial Business Combination	29.82%
Volatility	4.43%

The stock price is based on the initial redemption value of $10.10 of the offering. The expected term of the warrant is based on the actual term of the warrant in the event of a successful business combination. The probability of an initial business combination is based on historical data from SPACs that have successfully completed an IPO and then gone on to complete a business combination. The volatility is based on historical volatility of comparable publicly traded SPACs. The risk-free rate is based on the rate of a U.S. treasury security with a comparable maturity date as the expected term of the warrant.

QUANTUM LEAP ACQUISITION CORP
Notes to Financial Statement

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through July 7, 2026, the date that the financial statement was issued. Based upon this review, the Company identified the following subsequent event that would have required adjustment or disclosure in the financial statement.

On June 23, 2026, the Sponsor deposited $208,261 into the Company’s operating account, in partial settlement of the amount due from the Sponsor.